Exhibit 10.ii.vvv.

SECOND AMENDMENT TO THE PRODUCT SUPPLY AGREEMENT DATED ON

DECEMBER 22, 2006

By this private instrument, the parties hereby: MOSAIC DE ARGENTINA SOCIEDAD ANÓNIMA, herein represented by its legal representatives Sergio Garcia and Enrique Clausen, domiciled at Av. L.N.Alem 928 – 9º floor, Capital Federal – Republica Argentina, MOSAIC FERTILIZANTES DO BRASIL S.A., herein represented according its articles of incorporation, domiciled at Avenida Morumbi, 8234, 3º andar, CNPJ no. 61.156.501/0001-56, IE no. 103.693.373.118, City of Sao Paulo, hereinafter and jointly referred to as “Mosaic”, and CARGILL AGROPECUARIA S.A.C.I., herein represented by Juan Carlos Muñoz, acting as Alcides Amadeo Seghetti, domiciled at Ruta Internacional VII, Km 28.5, Minga Guazú, República de Paraguay, hereinafter referred to as “Cargill”. Both parties are hereinafter jointly referred to as the “Parties” and, individually, as the “Party”, and they state as follows:

Whereas:

I.	Cargill Bolivia S.A. is a company incorporated in Bolivia, whose corporate purpose is agribusiness and industrial activity, as well as the import, sale, and distribution of agricultural inputs, including fertilizers and feed products, within the territory of the Bolivia;

II.	The parties wish to include Cargill Bolivia S.A. into the contractual relationship, whereby Mosaic will sell to Cargill Bolivia fertilizer and feed products;

NOW, THEREFORE, the parties agree to amend the Agreement as follows:

1.	The preamble of the Agreement shall read as follows:

“By this private instrument, the parties hereby: MOSAIC DE ARGENTINA SOCIEDAD ANÓNIMA, herein represented by its legal representatives Sergio Garcia and Enrique Clausen, domiciled at Av. L.N.Alem 928 – 9º floor, Capital Federal – Republica Argentina, MOSAIC FERTILIZANTES DO BRASIL S.A., herein represented according its articles of incorporation, domiciled at Avenida Morumbi, 8234, 3º andar, CNPJ no. 61.156.501/0001-56, IE no. 103.693.373.118, City of Sao Paulo, hereinafter and jointly referred to as “Mosaic”, and CARGILL AGROPECUARIA S.A.C.I., herein represented by Juan Carlos Muñoz, acting as Alcides Amadeo Seghetti, domiciled at Ruta Internacional VII, Km 28.5, Minga Guazú, República de Paraguay, and CARGILL BOLIVIA S.A., herein represented according its articles of incorporation, domiciled at Calle Andrés Manso 248, Santa Cruz, Bolivia, hereinafter and jointly referred to as “Cargill”. Both parties are hereinafter jointly referred to as the “Parties” and, individually, as the “Party”, and they state as follows:”

2.	The Clauses 4.1 and 4.4 of the Agreement shall read as follows:

“ 4.1. Mosaic represents and warrants that the trademarks of the Products to be sold to Cargill, as well as the “Mosaic” trademark, are the exclusive property of, or have been licensed to, Mosaic who shall set forth the terms and conditions for their use in the

Republic of Paraguay and in Bolivia. Cargill shall request Mosaic’s express authorization in relation to any proposal involving the use of Mosaic trademarks. Mosaic shall conduct, and bear the costs of, all activities necessary to cause its trademarks and licensed trademarks to remain in full force and effect.

4.4. Cargill shall seek registration of the Products with health authorities in the Republic of Paraguay and in Bolivia, and it is expressly authorized by Mosaic to do so. Mosaic reserves the right to revoke said authorization in the event of early termination hereof. Mosaic undertakes to fully cooperate with Cargill, and to provide it with anything that may be necessary in order to obtain the registrations referred to above.”

3. The Parties hereto also agree to extend the term of the Agreement, which shall remain effective until December 22, 2008.

4. All other clauses and conditions of the Agreement amended hereunder remain unchanged.

IN WITNESS WHEREOF, the parties have executed this amendment by their duly authorized representatives in four (4) copies of equal form and content.

                        , 2008.

MOSAIC FERTILIZANTES DO BRASIL S.A.

MOSAIC DE ARGENTINA SOCIEDAD ANÔNIMA

CARGILL AGROPECUARIA S.A.C.I.

CARGILL BOLIVIA S.A.

WITNESSES:

Name:	Name: